UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
September 5, 2007
Date of Report (Date of earliest event reported)

PCTEL, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-27115	77-0364943

(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer
Incorporation)		Identification No.)
8725 W. Higgins Road, Suite 400
Chicago, IL 60631
(Address of Principal Executive Offices, including Zip Code)
(773) 243-3000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 9.01 Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
Employment Agreement
Management Retention Agreement
Form of Performance Share Agreement

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Amendment of CEO Employment Agreement and Management Retention Agreement
     On September 5, 2007, following earlier approval of the Board of Directors, the company entered into an amended and restated Employment Agreement and an amended and restated Management Retention Agreement with Martin H. Singer, the company’s Chief Executive Officer and Chairman of the Board. Substantially all of the modifications contained in the restated agreements were made for purposes of compliance with the final tax regulations under Section 409A of the Internal Revenue Code published in April 2007.
     No changes were made to the terms of either agreement relating to the financial benefits available to Mr. Singer as an employee of the company or in connection with a corporate change of control from the terms previously disclosed by the company.
     Copies of the amended and restated Employment Agreement and amended and restated Management Retention Agreement have been included as Exhibits 10.61 and 10.62 to this Current Report on Form 8-K.
Execution of Performance Share Agreements for Executive Officers
     On September 5, 2007, following earlier approval of the Compensation Committee of the Board of Directors, the company entered into a performance share agreement with each of Mr. Singer, John W. Schoen (Chief Financial Officer), Jeffrey A. Miller (Vice President and General Manager, Broadband Technology Group), and Biju Nair (Vice President and General Manager, Mobility Solutions Group). These agreements were entered into to memorialize the terms and conditions of performance-based restricted shares previously approved by the Board of Directors on March 16, 2007. These terms and conditions of the performance-based restricted stock grants were disclosed by the company in its Current Report on Form 8-K dated March 16, 2007.
     A copy of the form of Performance Share Agreement has been included as Exhibit 10.63 to this Current Report on Form 8-K.
Section 9 – Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits
The following exhibits are furnished herewith:
Exhibit 10.61: Employment Agreement dated September 5, 2007 between PCTEL, Inc., and Martin H. Singer
Exhibit 10.62: Management Retention Agreement dated September 5, 2007 between PCTEL, Inc., and Martin H. Singer
Exhibit 10.63: Form of Performance Share Agreement

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: September 10, 2007

PCTEL, INC.
By:	/s/ John W. Schoen
John W. Schoen, Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number

Exhibit 10.61	Employment Agreement dated September 5, 2007 between PCTEL, Inc., and Martin H. Singer

Exhibit 10.62	Management Retention Agreement dated September 5, 2007 between PCTEL, Inc., and Martin H. Singer

Exhibit 10.63	Form of Performance Share Agreement